MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2015
MINERAL PROPERTIES [Text Block]
4.	MINERAL PROPERTIES

Oman Project

On April 10, 2014, the Company signed a share purchase agreement to sell its properties in Oman by way of the sale by the Company of all of the outstanding shares of “Oman Holdco” (as defined in note 8). In July 2014, the Company closed the sale of its properties in Oman for an initial consideration of $800,000 (note 8).

Turkey Project

Following the identification by the Company of several surface gossans in distal volcanogenic massive sulphide (VMS) settings, the Company negotiated two joint venture option agreements with local Turkish entities. The first option agreement (the “Karaburun Option”) was signed with the first local partner for a 50% share of three permits in the Boyabat area in northern Turkey and the second option agreement was signed with a second local partner for a 50% interest in three additional permits in the Boyabat area in northern Turkey. The second option agreement expired unexercised on May 15, 2014.

In September 2014, the Company announced that it had acquired a new licence (the “Karaburun Licence”) as a result of a government tender process, which licence covers the remaining portion of the Karaburun VMS prospect, the southern part of which was covered by the Karaburun Option. In December 2014, the Company received the final forestry drill permit from the Ministry of Forestry and Water Resources in Turkey to undertake its planned Phase 1 diamond drilling program at the Karaburun project, which drilling program commenced in 2015. The Company subsequently terminated the Karaburun Option but continues to hold the Karaburun Licence.